UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 24, 2014

Hydrogen Future Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-138927	20-5277531
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

2525 Robinhood Street, Suite 1100
Houston, Texas 77005
(Address of Principal Executive Offices)

281-436-6036
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 31, 2013, the Board of Directors of Hydrogen Future Corporation (the “Company”), consistent with approval previously received from the Company’s stockholders,  approved a one-for-five hundred (1:500) reverse split of the Company’s issued and outstanding shares of common stock (the “Reverse Split”), and the filing of an amendment to the Company’s Articles of Incorporation, as amended, to effect the Reverse Split.

The amendment to the Company’s Articles of Incorporation, as amended, to effect the Reverse Split was filed on January 10, 2014 with the Secretary of State of Nevada, provided that such amendment, pursuant to its terms, did not become effective with the State of Nevada until January 24, 2014.  Every 500 shares of common stock issued and outstanding will be combined, converted and changed into one share of common stock; provided, however, there will be no change in (i) the par value of any capital stock, (ii) the number of shares of authorized common stock and preferred stock, or (iii) the number of issued and outstanding shares of preferred stock.  No scrip or fractional shares will be issued by reason of the Reverse Split.  In lieu thereof, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of old shares not evenly divisible by the number of new shares for which each old share is to be exchanged, will be entitled to an additional share of common stock in lieu thereof.  A copy of the Certificate of Amendment to the Company’s Articles of Incorporation, as amended, to effect the Reverse Split is filed as Exhibit 3.1 to this report.

The Reverse Split becomes effective with FINRA and in the marketplace on January 27, 2014 (the “Effective Date”).  On the Effective Date, the Company’s trading symbol will change to “HFCOD” for a period of 20 business days, at which time the “D” will be removed from the Company’s trading symbol, which will revert back to “HFCO”.  In connection with the Reverse Split, the Company’s  CUSIP number changed to 44887W204.

Item 9.01    Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description

3.1	Amendment to Amended and Restated Articles of Incorporation of Hydrogen Future Corporation, dated January 10, 2014, effective January 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A5 LABORATORIES INC.
(Registrant)

Dated: January 24, 2014	By:	/s/ Frank Neukomm
	Name:	Frank Neukomm
	Title:	Chairman Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amendment to Amended and Restated Articles of Incorporation of Hydrogen Future Corporation, dated January 10, 2014, effective January 24, 2014